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                                                                   EXHIBIT 23.1




                       CONSENT OF INDEPENDENT AUDITORS



     We consent to the reference to our firm under the captions "Selected Historical Consolidated Financial and Other Data" and "Experts" and to the use of our report dated March 10, 1998, in the Registration Statement (Form S-1 No.
333-    ) and related Prospectus of Freedom Securities dated September 3, 1998.



                                        /s/ Ernst & Young LLP



New York, New York
September 3, 1998